                                LOAN AGREEMENT


"EFFECTIVE DATE:"             ___________ __, 1999


"BORROWER:"                   ____________________


BORROWER'S ADDRESS:           ____________________


"GUARANTOR:"                  ____________________


"PRINCIPAL AMOUNT:"           $___________________


"COMPLETION DATE:"            _________ __, 1999

"PURPOSE OF INITIAL ADVANCE:" _____________________

"MORTGAGE:"                   THAT CERTAIN COMMERCIAL _____________, SECURITY
                              AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND
                              FIXTURE FILING, DATED THE EFFECTIVE DATE AND
                              EXECUTED BY BORROWER IN FAVOR OF LENDER, SECURING
                              THE PAYMENT OF THE NOTE AND THE PAYMENT AND
                              PERFORMANCE OF ALL OBLIGATIONS SPECIFIED IN SAID
                              MORTGAGE AND THIS AGREEMENT, AND EVIDENCING A
                              VALID AND ENFORCEABLE LIEN ON THE PROPERTY SUBJECT
                              ONLY TO THE MATTERS APPROVED IN WRITING BY LENDER.

     THIS LOAN AGREEMENT (this "Agreement") dated as of the Effective Date is made by and between SCHLOTZSKY'S REAL ESTATE, INC., a Texas corporation ("Lender"), whose address is 203 Colorado Street, Austin, Texas 78701,
Attention: Accounting Department, and     Borrower with respect to a loan up
to the Principal Amount.

                                  ARTICLE I

                                 DEFINITIONS

     For purposes of this Agreement, in addition the terms defined opn the first page hereof, the following terms shall have the respective meanings assigned to them.

     1.1. ADVANCE. The term "Advance" shall mean a disbursement by Lender of any of the proceeds of the Loan.

     1.2. AFFIDAVIT OF BORROWER. The term "Affidavit of Borrower" shall mean a sworn affidavit of Borrower (and such other parties as Lender may require) to the effect that all statements, invoices, bills, and other expenses incident to the acquisition of the Land and the construction of the Improvements incurred to a specified date, whether or not specified in the Approved Budget, have been paid in full, except for (a) amounts retained pursuant to the Construction Contract, and (b) items to be paid from the proceeds of the Advance then being requested or in another manner satisfactory to Lender.

     1.3. APPLICATION FOR ADVANCE. The term "Application for Advance" shall mean a written

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application (on AIA Document G702 or such other form acceptable to Lender) by
Borrower (and such other parties as Lender may require) to Lender specifying by name, current address, and amount all parties to whom Borrower is obligated for labor, materials, or services supplied for the construction of the Improvements and all other expenses incident to the construction of the Improvements, requesting an Advance for the payment of such items, accompanied by such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents as Lender may reasonably request, and certifying that all materials purchased with the proceeds of any previous Advance have been incorporated into the Improvements.

     1.4. APPROVED BUDGET. The term "Approved Budget" shall mean the budget, approved by Lender in writing in Lender's sole discretion, for the costs and expenses to be incurred by Borrower in connection with the purchase of the Land and the construction of the Improvements.

     1.5. ARCHITECT. The term "Architect" shall mean the architect approved by Lender in writing in Lender's sole discretion.

     1.6. BORROWER. The term "Borrower" shall mean all parties identified as Borrower on the first page of this Agreement and any and all subsequent record or equitable owners of the Property.

     1.7. COMPLETION DATE.  The term "Completion Date" shall mean the date set forth on the first page hereof.

     1.8. CONSTRUCTION CONTRACT. The term "Construction Contract" shall mean the construction contract executed by Borrower and Contractor for the construction of the Improvements.

     1.9. CONTRACTOR. The term "Contractor" shall mean mean the contactor approved by Lender in writing in Lender's sole discretion.

     1.10. EVENT OF DEFAULT.  The term "Event of Default" shall mean:

     (a) A failure by Borrower to comply with any of the covenants, terms or conditions specified in this Agreement for a period of thirty (30) days after delivery by Lender of written notice to Borrower of such failure, provided that in no event shall Lender have any obligation to deliver, nor shall Borrower have any right to receive, more than one (1) such notice in any calendar year concerning a failure by Borrower to comply with the same covenant, term or condition;

     (b) An inability of Borrower to satisfy any condition specified herein as precedent to the obligation of Lender to make an Advance after an Application for Advance has been submitted by Borrower to Lender;

     (c) Any breach by Borrower of its obligations under the Construction Contract, or the termination of the Construction Contract;

     (d) The failure by Borrower to complete construction of the Improvements and satisfy all of the conditions precedent to the Final Advance on or before the Completion Date; or

     (e) The occurrence of any event of default, as defined or described in the Note or any of the other Loan Documents.

     1.11. FINAL ADVANCE. The term "Final Advance" shall mean the last disbursement of the proceeds of the Loan.

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     1.12. GOVERNMENTAL AUTHORITY.  The term "Governmental Authority" shall mean the United States, the state, the county, the city, or any other political subdivision in which the


























                                       3
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Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over the Property or over Borrower or any Guarantor.

     1.13.     GOVERNMENTAL REQUIREMENTS.  The term "Governmental
Requirements" shall mean all laws, ordinances, rules, and regulations of any Governmental Authority applicable to Borrower, Guarantor, or the Property.

     1.14. GUARANTOR. The term "Guarantor" shall mean all parties identified as "Guarantor" on the first page of this Agreement.

     1.15. GUARANTY. The term "Guaranty" shall mean a continuing unconditional guaranty of the Loan executed by each Guarantor.

     1.16. IMPROVEMENTS. The term "Improvements" shall mean the Schlotzsky's Deli restaurant to be constructed on the Land, together with all related facilities and amenities to be developed and constructed by the Borrower on the Land.

     1.17. INITIAL ADVANCE. The term "Initial Advance" shall mean the advance of the Loan being made by Lender on or about the Effective Date.

     1.18. INCIPIENT DEFAULT. The term "Incipient Default" shall mean the existence of any condition or state of facts which with the giving of notice by Lender, the passage of time, or both, would constitute an Event of Default.

     1.19. INTERIM ADVANCE. The term "Interim Advance" shall mean each Advance of the proceeds of the Loan other than the Initial Advance and the Final Advance.

     1.20. LAND. The term "Land" shall mean the real property described on EXHIBIT A attached hereto and incorporated herein by reference.

     1.21. LENDER. The term "Lender" shall mean the Lender named on the first page of this Agreement.

     1.22. LOAN. The term "Loan" shall mean the Loan by Lender to Borrower, in an amount not to exceed the Principal Amount, for the payment of the costs of labor, materials, and services supplied for the construction of the Improvements and all other expenses incident to the acquisition of the Land and the construction of the Improvements, as set forth in the Approved Budget or as otherwise approved by Lender in writing.

     1.23. LOAN DOCUMENTS. The term "Loan Documents" shall mean this Agreement, the Mortgage, the Note, the Guaranty, and such other instruments evidencing, securing, or pertaining to the Loan as shall, from time to time, be executed and delivered by Borrower, Guarantor, or any other party to Lender pursuant to this Agreement or otherwise, including, without limitation, each Affidavit of Borrower and each Application for Advance.

     1.24. MORTGAGE. The term "Mortgage" shall mean the Mortgage identified on the first page of this Agreement.

     1.25. NOTE. The term "Note" shall mean that certain Promissory Note dated the Effective Date, in the Principal Amount, executed by Borrower and payable to the order of Lender.

     1.26. PLANS. The term "Plans" shall mean the final working drawings and specifications for

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the construction of the Improvements, as approved by Lender in its sole discretion.

     1.27. PROPERTY. The term "Property" shall mean the Land and Improvements and all other property constituting the "Property", as described in the Mortgage.

     1.28. RETAINAGE. The term "Retainage" shall mean a sum of money equal to ten percent (10%) of the cost of all work and materials with respect to which each Interim Advance is requested (calculated prior to any deduction for Retainage applicable to prior Interim Advances).

     1.29. SURVEY. The term "Survey" shall mean a current, certified as-built survey of the Property prepared in accordance with Lender's survey requirements as determined by Lender in its sole discretion.

     1.30. TITLE COMPANY. The term "Title Company" shall mean the title company determined by Lender in its sole discretion.

     1.31. TITLE POLICY. The term "Title Policy" shall mean a mortgagee title insurance policy in form satisfactory to Lender, in the amount of the Loan, insuring that the Mortgage constitutes a valid first and prior lien covering the Property and is subject only to those exceptions and encumbrances which Lender may approve (the "Permitted Exceptions"), issued by the Title Company; such title insurance policy shall include an adjustable mortgage loan endorsement and such other endorsements as Lender shall require.

                                  ARTICLE II

                             AGREEMENTS OF LENDER

     2.1. COMMITMENT OF LENDER. Subject to the conditions hereof, and provided that neither an Event of Default nor an Incipient Default has occurred, Lender will make Advances for the benefit of Borrower in accordance with this Agreement. Advances are to be used by Borrower for the payment of only those costs and expenses as set forth in the Approved Budget, and for no other purposes whatsoever without the express prior written approval of Lender.

     2.2. INTEREST ON THE LOAN. Interest on the Loan, at the rate specified in the Note, shall be computed on the outstanding balance of Advances and shall be computed with respect to each Advance from the date such Advance is wire transferred or otherwise sentby Lender to or for the benefit of Borrower.

     2.3. LIMITATION ON ADVANCES. In no event shall Lender be required to make (a) more than three (3) Interim Advances, (b) any Advance to the extent it would cause the outstanding l amount of all of the Advances to be in excess ofthe Principal Amount, (c) more than one (1) Advance in any thirty
(30) day period, (d) any Advance in an amount less than $100,000.00 (except for the Final Advance), or (e) any Advance after the Completion Date.

     2.4. INITIAL ADVANCE. Borrower acknowledges that, on or about the Effective Date, Lender has made the Initial Advance to Borrower. Borrower shall use the proceeds of the Initial Advance solely for the f Purpose of Initial Advance set forth on the first page hereof.

     2.5. CONDITIONS TO THE SECOND ADVANCE. As conditions precedent to the second Advance hereunder, in addition to all other requirements herein, Borrower must satisfy each of the following conditions (all of which must be acceptable to Lender in its sole and absolute discretion):

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     (a)  No Event of Default shall have occurred.




















                                       6
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     (b)  No Incipient Default shall have occurred which shall not have been cured to Lender's satisfaction.

     (c) Borrower shall have delivered to Title Company such lien releases and waivers and other items as may be required by Title Company to issue the endorsement described in Section 2.5(e) below.

     (d) Borrower shall have submitted to Lender an Application for Advance and an Affidavit of Borrower in the form required by Lender.

     (e) The Title Policy shall be endorsed to cover the second Advance with no additional title exceptions objectionable to Lender and with mechanic's lien coverage.

     (f) Borrower and Contractor shall have submitted to Lender an accounting of all costs expended to date in connection with the construction of the Improvements and a detailed comparison of such costs to the Approved Budget.

     (g) Architect shall have certified to Lender that at least thirty percent (30%) of the construction of the Improvements has been completed as of the date of the Application for Advance.

     (h) The maximum amount of the second Advance shall be equal to the difference between (i) thirty percent (30%) of the costs set forth in the Approved Budget for Improvements, and (ii) the Retainage applicable to the second Advance.

     2.6. CONDITIONS TO THE THIRD ADVANCE. As conditions precedent to the third Advance hereunder, in addition to all other requirements herein, Borrower must satisfy each of the following conditions (all of which must be acceptable to Lender in its sole and absolute discretion):

     (a)  No Event of Default shall have occurred.

     (b) No Incipient Default shall have occurred which shall not have been cured to Lender's satisfaction.

     (c) Borrower shall have delivered to Title Company such lien releases and waivers and other items as may be required by Title Company to issue the endorsement described in Section 2.6(e) below.

     (d) Borrower shall have submitted to Lender an Application for Advance and an Affidavit of Borrower in the form required by Lender.

     (e) The Title Policy shall be endorsed to cover the third Advance with no additional title exceptions objectionable to Lender and with mechanic's lien coverage.

     (f) Borrower and Contractor shall have submitted to Lender an accounting of all costs expended to date in connection with the construction of the Improvements and a detailed comparison of such costs to the Approved Budget.

     (g) Architect shall have certified to Lender that at least sixty percent (60%) of the construction of the Improvements has been completed as of the date of the Application for Advance.

     (h) The maximum amount of the third Advance shall be equal to the difference between (i) up to sixty percent (60%) of the costs set forth in the Approved Budget for Improvements, and (ii) the

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sum of (A) the amount of the second Advance, and (B) the Retainage applicable to the second Advance and to the third Advance.

     2.7. CONDITIONS TO THE FOURTH ADVANCE. As conditions precedent to the fourth Advance hereunder, in addition to all other requirements herein, Borrower must satisfy each of the following conditions (all of which must be acceptable to Lender in its sole and absolute discretion):

     (a)  No Event of Default shall have occurred.

     (b) No Incipient Default shall have occurred which shall not have been cured to Lender's satisfaction.

     (c) Borrower shall have delivered to Title Company such lien releases and waivers and other items as may be required by Title Company to issue the endorsement described in Section 2.7(e) below.

     (d) Borrower shall have submitted to Lender an Application for Advance and an Affidavit of Borrower in the form required by Lender.

     (e) The Title Policy shall be endorsed to cover the fourth Advance with no additional title exceptions objectionable to Lender and with mechanic's lien coverage.

     (f) Borrower and Contractor shall have submitted to Lender an accounting of all costs expended to date in connection with the construction of the Improvements and a detailed comparison of such costs to the Approved Budget.

     (g) Architect shall have certified to Lender that at least ninety percent (90%) of the construction of the Improvements has been completed as of the date of the Application for Advance.

     (h) The maximum amount of the fourth Advance shall be equal to the difference between (i) up to ninety percent (90%) of the costs set forth in the Approved Budget for Improvements, and (ii) the sum of (A) the amount of the second Advance, (B) the amount of the third Advance and (C) the Retainage applicable to the second Advance, the third Advance and the fourth Advance.

     2.8. CONDITIONS TO FINAL ADVANCE. As conditions precedent to the Final Advance, hereunder, in addition to all other requirements herein, Borrower must satisfy each of the following conditions (all of which must be acceptable to Lender in its sole and absolute discretion):

     (a)  Borrower shall have completed the construction of the Improvements.

     (b) Architect shall have delivered a certification to Lender stating that the Improvements have been completed in accordance with the Plans and all Governmental Requirements and provided evidence of such completion to Lender.

     (c) Borrower shall have submitted to Lender an Application for Advance and an Affidavit of Borrower in the form required by Lender.

     (d) Borrower shall have delivered to Lender or Title Company final, unconditional releases or waivers of mechanics' and materialmen's liens and receipted bills showing payment to all parties who have furnished materials or services or performed labor of any kind in

                                       8
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connection with the construction of any of the Improvements including, without limitation, Contractor.

     (e) The Title Policy shall be endorsed to cover the Final Advance with no additional title exceptions objectionable to Lender and with mechanic's lien coverage.

     (f) Borrower and Contractor shall have submitted to Lender an accounting of all costs expended in connection with the construction of the Improvements and a detailed comparison of such costs to the Approved Budget.

     (g)  Lender shall have received and approved the Survey.

     (h) Borrower shall have delivered to Lender an unconditional final certificate of occupancy with respect to the Property and copies of any other licenses or permits required for the operation of the Property.

     (i) In no event shall the amount of the Final Advance exceed the difference between (i) the Principal Amount and (ii) the sum of the first four (4) Advances. The Retainage shall be disbursed with the Final Advance.

     2.9. REALLOCATION OF APPROVED BUDGET. Lender reserves the right to make Advances which are allocated to any of the designated items in the Approved Budget for such other purposes or in such different proportions as Lender may, in its sole reasonable discretion, deem necessary or advisable. Borrower may not reallocate items of cost or change the Approved Budget without the prior written consent of Lender.

     2.10. NO WAIVER. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default. The making of an Advance shall not be deemed an approval or acceptance by Lender of any work or material theretofore completed, installed or delivered on the Property. In the event Borrower's interest in any of the Property is transferred, Lender may continue to make Advances to Borrower's successor in interest and all sums so advanced shall be deemed Advances hereunder which are evidenced and secured by the Loan Documents.

     2.11. CONDITIONS PRECEDENT FOR THE BENEFIT OF LENDER. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Agreement may be waived by Lender, in whole or in part, at any time. Any requirement herein of submission of evidence of the existence or non-existence of a fact shall be deemed, also, to be a requirement that the fact shall exist or not exist, as the case may be, and without waiving any condition or obligation of Borrower, Lender may at all times independently establish to its satisfaction such existence or non-existence.

     2.12. NO OBLIGATION TO MAKE ADVANCE. Lender shall not be obligated to make any Advance if Lender determines that such Advance will not be secured by the Mortgage.

     2.13. METHOD OF DISBURSEMENTS. Lender shall have the right to disburse Advances in any manner deemed acceptable to Lender including, without limitation, pursuant to two party checks naming Borrower and any third party entitled to receive payment of any Advance.

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                                  ARTICLE III

                            AGREEMENTS OF BORROWER

     Borrower hereby, warrants, represents, covenants and agrees as follows:

     3.1. COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Borrower shall timely comply with all Governmental Requirements and deliver to Lender evidence thereof. Borrower assumes full responsibility for the compliance of the Plans and the Property with all Governmental Requirements and with sound building and engineering practices and, notwithstanding any approvals by Lender, Lender shall have no obligation or responsibility whatsoever for the Plans or any other matter incident to the Property or the construction of the Improvements.

     3.2. CONSTRUCTION OF THE IMPROVEMENTS. The construction shall be prosecuted with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Governmental Requirements, the Plans, the requirements herein contained, and the requirements of any lessee, if applicable. Borrower shall complete construction of the Improvements on or before the Completion Date, free and clear of all liens. In the event the cost for completion of the Improvements exceeds the amount set forth in the Approved Budget, Borrower shall pay any such excess.

     3.3. CORRECTION OF DEFECTS. Borrower shall correct or cause to be corrected: (a) any material defect in the Improvements, (b) any material departure in the construction of the Improvements from the Plans, the requirements hereof, any Governmental Requirements or the requirements of any lessee, if applicable, or (c) any encroachment by any part of the Improvements or any other structure located on the Property on any building line, easement, property line, or restricted area.

     3.4. STORAGE OF MATERIALS. Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements or the Property, to be stored on the Property or at such other location as may be approved by Lender in writing, with adequate safeguards to prevent loss, theft, damage, or commingling with other materials or projects.

     3.5. INSPECTION OF THE PROPERTY. Borrower shall permit Lender, any Governmental Authority, and their agents and representatives, to enter upon the Property and any location where materials intended to be utilized in the construction of the Improvements are stored for the purpose of inspection of the Property and such materials at all reasonable times.

     3.6. REQUIRED NOTICES. Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any official notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property.

     3.7. APPLICATION OF ADVANCES. Borrower shall disburse all Advances for payment of costs and expenses specified in the Approved Budget, and for no other purpose.

     3.8. DIRECT DISBURSEMENT AND APPLICATION BY LENDER. Lender shall have the right, but not the obligation, to disburse and directly apply the proceeds of any Advance to the satisfaction of any of Borrower's obligations hereunder. Any Advance by Lender for such purpose shall be part of the Loan and shall be secured by the Loan Documents. Lender may advance and incur such expenses as Lender reasonably deems necessary for the completion of construction of the Improvements and to preserve the

                                       10
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Property, and any other security for the Loan, and such expenses, even though in excess of the amount of the Loan, shall be secured by the Security Instruments, and payable to Lender upon demand. Lender may disburse any portion of any Advance at any time, and from time to time, to persons other than Borrower for the purposes specified in this SECTION 3.8 and the amount of Advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.

     3.9. EXPENSES. Whether or not the transactions contemplated under this Agreement and the other Loan Documents shall be consummated, Borrower shall pay all reasonable expenses, including, without limitation, all attorney's fees, in connection with such transactions, including, without limitation,
(a) the costs and expenses of preparation of this Agreement and of any other document or instrument Lender reasonably considers necessary or appropriate with respect to the Loan, (b) the costs and expenses of or incident to the enforcement or performance of or compliance with any of the provisions of this Agreement or any agreement or condition contained in any other document or instrument required by Lender, (c) the costs and expenses of any persons utilized by Lender in connection with the inspection, from time to time, of the construction of the Improvements, and (d) and any other reasonable costs and expenses related to the transactions contemplated under this Agreement.

     3.10. ADDITIONAL ACTS. In addition to the acts recited herein and contemplated to be performed, executed or delivered by Borrower, Borrower hereby agrees, at any time, and from time to time, to perform, execute and deliver to Lender any and all such further acts, additional instruments, or further assurances as may be necessary or proper to (i) implement the intent of the parties under this Agreement; (ii) correct any errors in this Agreement or any other instrument relating thereto; (iii) assure Lender a valid and direct first lien and prior first perfected security interest under the Loan Documents or any of them on the Property; (iv) create, perfect, preserve, maintain and protect the liens and security interests created or intended to be created by the Loan Documents; and (v) provide the rights and remedies to Lender granted or provided for by the Loan Documents.

     3.11. INSPECTION OF BOOKS AND RECORDS. Borrower shall permit Lender, at all reasonable times, to examine and copy the books and records of Borrower pertaining to the Loan and the Property, and all contracts, statements, invoices, bills, and claims for labor, materials, and services supplied for the construction of the Improvements.

     3.12. NO LIABILITY OF LENDER. Lender shall have no liability, obligation, or responsibility whatsoever with respect to the construction of the Improvements except to advance the Loan pursuant to this Agreement. Lender shall not be obligated to inspect the Property or the construction of the Improvements, nor be liable for the performance or default of Borrower, Contractor, or any other party, or for any failure to construct, complete, protect, or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever. Nothing, including, without limitation, any Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender.

     3.13. NO CONDITIONAL SALE CONTRACTS, ETC. No materials, equipment, or fixtures shall be supplied, purchased, or installed for the construction or operation of the Improvements pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby a security interest or title is retained by any party or the right is reserved or accrues to any party to remove or repossess any materials, equipment, or fixtures intended to be utilized in the construction or operation of the Improvements.

     3.14. DEFENSE OF ACTIONS. Lender may (but shall not be obligated to) commence, appear in,

                                       11
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or defend any action or proceeding purporting to affect the Loan, the
Property, or the respective rights and obligations of Lender and Borrower pursuant to this Agreement. Lender may (but shall not be obligated to) pay all reasonable expenses, including reasonable attorneys' fees and expenses incurred in connection with such proceedings or actions, which Borrower agrees to repay to Lender upon demand.

     3.15. PAYMENT OF CLAIMS. Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the construction of the Improvements, and Borrower shall keep the Property free and clear of any liens, charges, or claims other than the lien of the Mortgage and other liens approved in writing by Lender.

     3.16 COMPLETION DEPOSIT. If, in the good faith judgment of Lender, it appears at any time or from time that the unadvanced loan proceeds will be insufficient to pay all costs to be incurred in connection with the completion of the construction of the Improvements, then Borrower shall immediately deposit, or shall make arrangements satisfactory to Lender to deposit with Lender an amount equal to such deficiency (the "Completion Deposit"). The Completion Deposit may be retained by Lender in a non-interest bearing account, need not be segregated from any of Lender's other funds and may be disbursed in accordance with the provisions of the Loan Documents by Lender before making any further advances on the Loan.

     3.17 AUTOMATIC CASH HANDLING ARRANGEMENT. Borrower shall execute and deliver to Lender, from time to time at Lender's request, forms to authorize Lender to withdraw monies from Borrower's bank account under an electronic funds transfer, automatic cash handling, or similar arrangement, as such monies are due and payable under the Note or the other Loan Documents. Borrower shall cause sufficient funds to be available in such bank account to allow Lender to withdraw amounts on and after the due date therefor.

                                  ARTICLE IV

                        RIGHTS AND REMEDIES OF LENDER

     4.1. RIGHTS OF LENDER. Upon the occurrence of an Event of Default, Lender shall have the right, in addition to any other right or remedy of Lender, but not the obligation, in its own name or in the name of Borrower, to (a) enter into possession of the Property, (b) perform all work necessary to complete the construction of the Improvements substantially in accordance with the Plans (as they may be changed by Lender if it deems a change in the Plans to be beneficial), Governmental Requirements, and the requirements of any lessee, if applicable, (c) employ watchmen and other safeguards to protect the Property, and (d) disburse funds for the payment of costs and expenses incurred by Lender in connection with the foregoing. Without limitation of the foregoing, and without any liability to Borrower whatsoever, Lender shall have the right to disburse such sums to contractors, engineers, architects, suppliers and other third parties (including Architect and Contractor) as Lender may deem necessary to complete the construction of the Improvements. Borrower hereby irrevocably appoints Lender as the attorney-in-fact of Borrower, with full power of substitution, and in the name of the Borrower, if Lender elects to do so, upon the occurrence of an Event of Default, to (i) use such sums as are necessary, including any proceeds of the Loan, make such changes or corrections in the Plans, and employ such architects, engineers, and contractors as may be required for the purpose of completing the construction of the Improvements substantially in accordance with the Plans (as they may be changed by Lender if it deems a change in the Plans to be beneficial) and Governmental Requirements, (ii) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Improvements, (iii) endorse the name of Borrower on any checks or drafts representing proceeds of the insurance policies or other checks or instruments payable to Borrower with respect to the Property, (iv) do every act with respect to the construction of the Improvements which Borrower may do, and
(v) prosecute or defend any action or proceeding incident to the Property. Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender. Borrower's appointment of Lender as Borrower's attorney-in-fact is coupled with an interest and will survive any disability of Borrower.

     4.2. CESSATION OF ADVANCES. During the existence of an Incipient Default, Lender may suspend any futher Advances. Upon the occurrence of an Event of Default, the obligation of Lender to disburse the Loan and all other obligations of Lender hereunder shall, at Lender's option, immediately terminate.

     4.3. FUNDS OF LENDER. Any funds of Lender used for any purpose referred to in this Article IV shall constitute Advances secured by the Loan Documents and shall bear interest at the rate specified in the Note to be applicable after default or maturity thereunder.

     4.4. NO WAIVER OR EXHAUSTION. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Documents, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

     4.5. OTHER REMEDIES. After the occurrence of an Event of Default, in addition to the rights and remedies described in this Agreement, Lender shall have the right to exercise any and all rights and remedies provided in the Loan Documents or otherwise available at law or in equity.

                                  ARTICLE V

                         DISCLAIMERS AND INDEMNITIES

     5.1  EXCULPATION.

     (a) Lender has no liability or obligation whatsoever or howsoever in connection with the construction or completion of the Improvements or work performed thereon, and has no obligation except to advance the Loan proceeds as herein agreed, and Lender is not obligated to inspect the Improvements; nor is Lender liable and under no circumstances whatsoever shall Lender be or become liable for the performance or default of any contractor or subcontractor, or for any failure to construct, complete, protect or insure the Improvements, or any part thereof, or for the payment of any cost or expense incurred in connection therewith, or for the performance or non-performance of any obligation of Borrower or Guarantor to Lender or to any other person, firm or entity without limitation; and nothing, including without limitation, any disbursement of Loan proceeds or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, on Lender's part. Further, Borrower shall be solely responsible for all aspects of Borrower's business and conduct in connection with the construction, completion and rearrangement of the Improvements, including, but not limited to:

     (i)  Supervision of the work of construction;

     (ii) The qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors and material suppliers and consultants;

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

     (iii) Conformance of the work of construction and the Improvements to the requirements of all applicable public and private restrictions and requirements and to the requirements of this Agreement;

     (iv) The quality and suitability of all materials and workmanship; and

     (v) The accuracy of all requests for the disbursement of Loan proceeds and the proper application of disbursed Loan proceeds.

     (b) Lender shall have no obligation to supervise, inspect or inform Borrower or any third party of any aspect of the work or construction of the Improvements or any other matter referred to above. Any inspection or review made by Lender shall be made for the purpose of determining whether or not the obligations of Borrower under this Agreement are being properly discharged, and neither Borrower nor any third party shall be entitled to rely upon any such inspection or review.

     (c) Lender owes no duty of care to Borrower or any third person to protect against or inform Borrower or any third person of the existence of negligent, faulty, inadequate or defective design or construction of the Improvements.

     5.2 ROLE OF LENDER. Any term or condition hereof or of any of the other Loan Documents to the contrary notwithstanding, Lender shall not have, and by its execution and acceptance of this Agreement hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the Improvements or business and affairs of Borrower or of Guarantor, and any term or condition hereof or of any of the Loan Documents, permitting Lender to disburse funds, whether from the proceeds of the Loan or otherwise, or to take or refrain from taking any action with respect to Borrower, the Guarantor, the Improvements or any other collateral, shall be deemed to be solely to permit Lender to audit and review the management, operation and conduct of the business and affairs of Borrower and of Guarantor, and to maintain and preserve the security given by Borrower to Lender, and may not be relied upon by any other person. Further, Lender shall not have, has not assumed, and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower or of Guarantor and no term or condition hereof or of any of the other Loan Documents, shall be construed otherwise.

     5.3  INDEMNITY.

      (a) BORROWER AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS LENDER, ITS AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH AFFILIATES') OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SHAREHOLDERS AND CONSULTANTS (INCLUDING, WITHOUT LIMITATION, THOSE RETAINED IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, "INDEMNITEES") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL FOR SUCH INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO OR SUCH PROCEEDING SHALL HAVE ACTUALLY BEEN INSTITUTED), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL AND WHETHER BASED ON ANY FEDERAL, STATE, OR LOCAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITABLE CAUSE, OR ON CONTRACT, TORT OR OTHERWISE), ARISING FROM OR CONNECTED (i) WITH THE FAILURE OF BORROWER TO FULLY AND TIMELY PAY THE LOAN AND EACH PORTION THEREOF (WHETHER SUCH LIABILITIES, OBLIGATIONS, LOSSES,

DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES OR DISBURSEMENTS ARISE BY REASON OF ANY PAST, PRESENT OR FUTURE GUARANTY OF ALL OR ANY PORTION OF THE LOAN WHICH MAY AT ANY TIME BE EXECUTED AND DELIVERED BY ANY INDEMNITEE, OR OTHERWISE), (ii) WITH THE PAST, PRESENT, OR FUTURE OPERATIONS OF BORROWER, ANY AFFILIATE OR ANY PREDECESSORS IN INTEREST, (iii) WITH THE PAST, PRESENT OR FUTURE ENVIRONMENTAL CONDITION OF THE LAND, OR (iv) IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING OR ATTENDANT THERETO, INCLUDING IN CONNECTION WITH, OR AS A RESULT, IN WHOLE OR IN PART, OF NY NEGLIGENCE OF LENDER, OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE LOAN HEREUNDER, OR IN CONNECTION WITH ANY INVESTIGATION OF ANY POTENTIAL MATTER COVERED HEREBY, OR ARISING FROM THE VIOLATION OR ALLEGED VIOLATION OF ANY GOVERNMENTAL REQUIREMENTS BUT EXCLUDING ANY CLAIM OR LIABILITY THAT ARISES AS THE RESULT OF (A) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNITEE, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, AND (B) THE ACT, OMISSION, EVENT OR CIRCUMSTANCES (INCLUDING, WITHOUT LIMITATION, A VIOLATION OF ANY GOVERNMENTAL REQUIREMENTS) TAKEN, OR CAUSED, SOLELY BY LENDER AT ANY TIME AFTER LENDER TAKES POSSESSION OF, OR OTHERWISE FORECLOSES UPON, THE LAND, AND EXCLUDING MATTERS RAISED BY ANY SHAREHOLDERS OF LENDER AGAINST LENDER OR ITS MANAGEMENT (COLLECTIVELY, "INDEMNIFIED MATTERS"). EACH INDEMNITEE SHALL BE A THIRD PARTY BENEFICIARY OF THE PROVISIONS OF THIS SECTION 5.3 AND SHALL BE ENTITLED TO ENFORCE THE PROVISIONS HEREOF, WHICH PROVISIONS MAY NOT BE AMENDED TO AFFECT THE RIGHTS OF ANY INDEMNITEE WITHOUT THE JOINDER OF SUCH INDEMNITEE.

     (b) IN ADDITION, BORROWER SHALL PERIODICALLY, UPON REQUEST, REIMBURSE EACH INDEMNITEE FOR ITS REASONABLE LEGAL AND OTHER ACTUAL EXPENSES (INCLUDING THE COST OF ANY INVESTIGATION AND PREPARATION) INCURRED IN CONNECTION WITH ANY INDEMNIFIED MATTER. THE REIMBURSEMENT, INDEMNITY AND CONTRIBUTION OBLIGATIONS UNDER THIS SECTION SHALL BE IN ADDITION TO ANY LIABILITY WHICH BORROWER MAY OTHERWISE HAVE, SHALL EXTEND UPON THE SAME TERMS AND CONDITIONS TO EACH INDEMNITEE, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ANY SUCCESSORS, ASSIGNS, HEIRS AND PERSONAL REPRESENTATIVES OF BORROWER, LENDER, AND ALL OTHER INDEMNITEES. THE OBLIGATIONS OF THE BORROWER UNDER THIS SECTION
5.3 SHALL SURVIVE (i) THE EXECUTION OF THIS AGREEMENT AND (ii) ANY TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE LOAN.

                                  ARTICLE VI

                         GENERAL TERMS AND CONDITIONS

     6.1 NOTICES. All notices, demands, requests, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given and received when presented personally or forty-eight (48) hours after being deposited in a regularly maintained receptacle for the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to Borrower or Lender, as the case may be, at the respective addresses set forth on the first page of this Agreement, or such other address as Borrower or Lender may from time to time designate by written notice to the other as herein required.

     6.2 MODIFICATIONS. No provision of this Agreement or the other Loan Documents may be modified, waived, or terminated except by instrument in writing executed by the party against whom a modification, waiver, or termination is sought to be enforced.

     6.3 SEVERABILITY. In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     6.4 ELECTION OF REMEDIES. Lender shall have all of the rights and remedies granted in the Loan Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower, any Guarantor, or any property covered by the Loan Documents at the sole discretion of

Lender. The exercise of, or failure to exercise, any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.

     6.5 FORM AND SUBSTANCE. All documents, certificates, insurance policies, and other items required under this Agreement to be executed or delivered to Lender shall be in form and substance satisfactory to Lender.

     6.6 CONTROLLING AGREEMENT. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Loan for such full period shall not exceed the maximum amount permitted by applicable law. This section shall control all agreements between Borrower and Lender.

     6.7 NO THIRD PARTY BENEFICIARY. This Agreement is for the sole benefit of Lender, its successors and assigns, and Borrower, its permitted successors and assigns, and is not for the benefit of any third party, except as specifically provided in Section 5.3 hereof.

     6.8 NUMBER AND GENDER. Whenever used herein the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Agreement shall be joint and several obligations of Borrower, and of each Borrower (if more than one person or entity is identified as Borrower on the first page hereof).

     6.9 CAPTIONS. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

     6.10 APPLICABLE LAW. This Agreement and the Loan Documents shall be governed by and construed in accordance with the laws of the Applicable State and the laws of the United States applicable to transactions within such state.

     6.11 SUCCESSORS AND ASSIGNS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, successors and permitted assigns of Lender and Borrower.

EXECUTED AND DELIVERED as of the Effective Date.

LENDER:

SCHLOTZSKY'S REAL ESTATE, INC.

a Texas corporation

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------


BORROWER:


-----------------------------------





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


                                  EXHIBIT A

                             DESCRIPTION OF LAND



















                                       19